UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2025, Snail Games USA, Inc., a California corporation (“Snail Games”), and a wholly owned subsidiary of Snail, Inc. (“Snail” and together with Snail Game, the “Company”), entered into amendments to offer letters previously entered into with (i) Hai Shi, the Company’s Founder, Chief Executive Officer, Chief Strategy Officer and Chairman of the Board of Directors (“Amendment No. 1 to Shi Offer Letter”), and (ii) Heidy Chow, the Company’s Chief Financial Officer (“Amendment No. 1 to Chow Offer Letter”), and an amendment to the employment agreement, as amended, entered into with Peter Kang, the Company’s Senior Vice President, Director of Business Development and Operations (“Amendment No. 2 to Kang Employment Agreement”). The principal purpose of these amendments was to increase, effective October 6, 2025, the annual base salaries to be paid to each of Mr. Shi, Ms. Chow and Mr. Kang as follows: $440,000, $418,000 and $330,000, respectively.

The foregoing description of Amendment No. 1 to Shi Offer Letter, Amendment No. 1 to Chow Offer Letter and Amendment No. 2 to Kang Employment Agreement is not complete and is qualified in its entirety by reference to the full text of such amendments to the offer letters and the employment agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 1, dated October 10, 2025, to Offer Letter, dated March 27, 2023, entered into by and between Snail Games USA, Inc. and Hai Shi

10.2	Amendment No. 1, dated October 10, 2025, to Offer Letter, dated August 18, 2020, entered into by and between Snail Games USA, Inc. and Heidy Chow

10.3	Amendment No. 2, dated October 10, 2025, to Employment Agreement, dated as of December 10, 2012, as amended, effective December 1, 2021, entered into by and between Snail Games USA, Inc. and Peter Kang

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: October 14, 2025	By:	/s/ Hai Shi
	Name:	Hai Shi
	Title:	Founder, Chief Executive Officer, Chief Strategy Officer and Chairman of the Board of Directors